UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 11, 2021, CRISPR Therapeutics AG (the “Company”) and its partner Vertex Pharmaceuticals Incorporated (together with its affiliates, “Vertex”) issued a press release announcing new clinical data that is available at the European Hematology Association Annual Meeting from two ongoing Phase 1/2 open-label clinical trials of CTX001TM, an investigational CRISPR/Cas9 gene-editing therapy, in transfusion-dependent beta thalassemia, or TDT, and severe sickle cell disease, or SCD. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On June 11, 2021, new clinical data from two ongoing Phase 1/2 open-label clinical trials of CTX001 in TDT (CLIMB THAL-111) and severe SCD (CLIMB SCD-121) were presented and are available as e-posters at the European Hematology Association Annual Meeting, or EHA. Copies of the poster presentations are attached hereto as Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

The new clinical data on 22 patients, with follow-up of at least 3 months, and ranging from 4 months to 26 months, treated with CTX001 show a consistent and sustained response to treatment. In total, more than 40 patients have been dosed across both studies to date.

All 15 patients with TDT, including six who have the b0/b0 or other severe genotypes, were transfusion-free at last follow-up, and all seven patients with severe SCD were free of vaso-occlusive crises (VOCs) from CTX001 infusion through last follow-up. Five patients with TDT and two patients with SCD now have follow-up of greater than one year, demonstrating a stable and durable response to treatment. A summary of the results from the CLIMB-111 and CLIMB-121 Phase 1/2 clinical trials is provided below.

CLIMB-111 Trial in TDT: Updated Results

The 15 patients with TDT reported at EHA are patients who had reached at least three months of follow-up after CTX001 dosing and therefore could be assessed for initial safety and efficacy. All 15 patients showed a similar pattern of response, with rapid and sustained increases in total hemoglobin, fetal hemoglobin and transfusion independence.

All 15 patients were transfusion independent with follow-up ranging from 4 to 26 months after CTX001 infusion and had clinically meaningful improvements in total hemoglobin from 8.9 to 16.9 g/dL and fetal hemoglobin from 67.3% to 99.6% at last visit.

Bone marrow allelic editing data collected from 10 patients with at least 6 months of follow-up, of which five patients had at least 12 months of follow-up and one patient had at least 24 months of follow-up, demonstrated a durable effect.

The safety data from all 15 patients were generally consistent with an autologous stem cell transplant and myeloablative conditioning. As previously reported, there were four serious adverse events (SAEs) considered related or possibly related to CTX001 reported in one patient: headache, hemophagocytic lymphohistiocytosis (HLH), acute respiratory distress syndrome and idiopathic pneumonia syndrome. All four SAEs occurred in the context of HLH and have resolved. The majority of non-serious adverse events were considered mild to moderate.

The presentations at EHA and the data summarized in this press release cover all TDT patients dosed with CTX001 with three or more months of follow-up as of the data cut on March 30, 2021. In addition to the data presented above, a TDT patient, with less than three months of follow-up and therefore not included in the data cut, experienced an SAE; this SAE of cerebellar hemorrhage, which was considered related to busulfan conditioning, has resolved.

Enrollment and dosing are ongoing.

CLIMB-121 Trial in Severe SCD: Updated Results

The seven patients reported at EHA are patients who had reached at least three months of follow-up after CTX001 dosing and therefore could be assessed for initial safety and efficacy. All seven patients showed a similar pattern of response, with rapid and sustained increases in total hemoglobin and fetal hemoglobin, as well as elimination of VOCs.

All seven patients remained VOC-free with follow-up ranging from five to 22 months after CTX001 infusion and had clinically meaningful improvements in total hemoglobin from 11 to 15.9 g/dL and fetal hemoglobin levels from 39.6% to 49.6% at last visit.

Bone marrow allelic editing data collected from four patients who have at least six months of follow-up, of which two had 12 months of follow-up, demonstrated a durable effect.

The safety data from all seven patients were generally consistent with an autologous stem cell transplant and myeloablative conditioning. There were no SAEs considered related to CTX001, and the majority of non-serious adverse events were considered mild to moderate.

Enrollment and dosing are ongoing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by CRISPR Therapeutics AG and Vertex Pharmaceuticals Incorporated, dated June 11, 2021

99.2

Poster presentation: CTX001™ for Sickle Cell Disease: Safety and Efficacy Results from the Ongoing CLIMB SCD-121 Study of Autologous CRISPR-Cas9-Modified CD34+ Hematopoietic Stem and Progenitor Cells, dated June 11, 2021

99.3

Poster presentation: CTX001™ for Transfusion-Dependent β-Thalassemia: Safety and Efficacy Results from the Ongoing CLIMB THAL-111 Study of Autologous CRISPR-Cas9-Modified CD34+ Hematopoietic Stem and Progenitor Cells, dated June 11, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 11, 2021	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer